February 2, 2007
DREYFUS MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND

Supplement to Statement of Additional Information

The Fund’s shareholders elected four new Board members of the Fund. Each Board member’s term commenced on January 1, 2007.

Name (Age)	Principal Occupation
Position with Company (Since)	During Past 5 Years	Other Board Memberships and Affiliations

Clifford L. Alexander, Jr. (73)	President of Alexander &	Mutual of America Life Insurance
Board Member	Associates, Inc., a management	Company, Director
(2007)	consulting firm
(January 1981 – present)
Chairman of the Board of
Moody’s Corporation
(October 2000 – October 2003)

Peggy C. Davis (63)	Shad Professor of Law,	None
Board Member	New York University School of
(2007)	Law (1983 – present)
Writer and teacher in the fields of
evidence, constitutional theory,
family law, social sciences and
the law, legal process and
professional methodology and
training

Ernest Kafka (74)	Physician engaged in private	None
Board Member	practice specializing in the
(2007)	psychoanalysis of adults and
adolescents (1962 – present)
Instructor, The New York
Psychoanalytic Institute
(1981 – present)
Associate Clinical Professor of
Psychiatry at Cornell Medical
School (1987 – 2002)

Nathan Leventhal (63)	A management consultant for	Movado Group, Inc., Director
Board Member	various non-profit organizations
(2007)	(May 2004- present)
Chairman of the Avery-Fisher
Artist Program
(November 1997 – present)